REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  TO THE CONTRACT OWNERS OF
  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TEN AND THE
  BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1, which comprise the Hartford Life Insurance Company Separate Account Ten (the "Account") as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life Insurance Company Separate Account Ten as of December 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Hartford, CT
April 20, 2015



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                 PUTNAM VT
                                             PUTNAM VT           AMERICAN            PUTNAM VT           PUTNAM VT
                                             MULTI-CAP          GOVERNMENT          DIVERSIFIED        GLOBAL ASSET
                                            VALUE FUND          INCOME FUND         INCOME FUND       ALLOCATION FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             735,703           2,342,532           7,065,106           3,089,674
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        9,961,852  $       25,156,197  $       66,852,128  $       35,780,807
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       16,085,096  $       23,467,336  $       49,592,630  $       59,391,842
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               4,634               7,372               4,683              13,532
   Other assets.......................                   2                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          16,089,732          23,474,708          49,597,313          59,405,375
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               4,634               7,372               4,683              13,532
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               4,634               7,372               4,685              13,532
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       16,085,098  $       23,467,336  $       49,592,628  $       59,391,843
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             539,059           1,236,596           2,024,264           1,106,852
   Minimum unit fair value #*.........  $        25.356138  $        13.375276  $        16.396327  $        14.394353
   Maximum unit fair value #*.........  $        30.907867  $        19.895959  $        30.462695  $        53.818196
   Contract liability.................  $       15,711,713  $       22,840,572  $       48,068,136  $       57,983,682

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              12,824              33,786              63,241              28,560
   Minimum unit fair value #*.........  $        28.494516  $        16.135982  $        23.483969  $        16.181849
   Maximum unit fair value #*.........  $        29.326824  $        18.604720  $        24.145760  $        53.818196
   Contract liability.................  $          373,385  $          626,764  $        1,524,492  $        1,408,161

                                                                                     PUTNAM VT
                                             PUTNAM VT           PUTNAM VT            GROWTH             PUTNAM VT
                                           GLOBAL EQUITY        GROWTH AND         OPPORTUNITIES       GLOBAL HEALTH
                                               FUND             INCOME FUND            FUND              CARE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           4,942,442          19,559,408             854,040           1,450,739
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       51,668,960  $      286,961,284  $        7,626,306  $       17,260,053
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       78,282,558  $      513,400,534  $        8,000,707  $       29,748,062
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              27,666             315,812               3,376              31,388
   Other assets.......................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          78,310,224         513,716,346           8,004,083          29,779,451
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              27,666             315,812               3,376              31,388
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   3                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              27,669             315,812               3,377              31,388
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       78,282,555  $      513,400,534  $        8,000,706  $       29,748,063
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           2,338,515           6,496,063             938,070           1,117,230
   Minimum unit fair value #*.........  $         6.777247  $        14.475500  $         6.467422  $        16.103021
   Maximum unit fair value #*.........  $        34.054705  $        80.497613  $        26.730122  $        29.669090
   Contract liability.................  $       76,827,391  $      500,132,652  $        7,827,597  $       29,181,900

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              43,662             175,849              20,570              21,690
   Minimum unit fair value #*.........  $         7.969518  $        17.736382  $         7.649615  $        17.763198
   Maximum unit fair value #*.........  $        33.451452  $        79.147144  $         8.424679  $        26.331456
   Contract liability.................  $        1,455,164  $       13,267,882  $          173,109  $          566,163



                                             PUTNAM VT           PUTNAM VT
                                          HIGH YIELD FUND       INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           7,874,443            7,701,838
                                        ==================  ===================
     Cost.............................  $       72,306,151  $        84,365,179
                                        ==================  ===================
     Market value.....................  $       53,686,462  $        92,447,575
   Due from Sponsor Company...........                  --                   29
   Receivable from fund shares sold...              38,003                   --
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................          53,724,466           92,447,604
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              38,003                   --
   Payable for fund shares purchased..                  --                   29
   Other liabilities..................                  --                    2
                                        ------------------  -------------------
   Total liabilities..................              38,003                   31
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       53,686,463  $        92,447,573
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,030,836            2,338,276
   Minimum unit fair value #*.........  $        18.249273  $         16.014594
   Maximum unit fair value #*.........  $        52.630943  $         41.660647
   Contract liability.................  $       52,122,095  $        89,613,910

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              29,827               69,370
   Minimum unit fair value #*.........  $        20.291431  $         19.711447
   Maximum unit fair value #*.........  $        52.630943  $         40.969906
   Contract liability.................  $        1,564,368  $         2,833,663

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                             PUTNAM VT           PUTNAM VT           PUTNAM VT
                                           INTERNATIONAL       INTERNATIONAL       INTERNATIONAL         PUTNAM VT
                                            VALUE FUND          EQUITY FUND         GROWTH FUND       INVESTORS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           2,217,850           2,688,742             769,705           2,537,683
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       23,153,268  $       30,530,231  $        8,410,852  $       27,100,757
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       22,140,713  $       35,857,308  $       14,477,271  $       44,064,163
   Due from Sponsor Company...........                  --                  --                  --               2,129
   Receivable from fund shares sold...               7,457                 685               3,561                  --
   Other assets.......................                   1                  --                   2                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          22,148,171          35,857,993          14,480,834          44,066,292
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               7,457                 685               3,561                  --
   Payable for fund shares purchased..                  --                  --                  --               2,129
   Other liabilities..................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               7,457                 685               3,561               2,130
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       22,140,714  $       35,857,308  $       14,477,273  $       44,064,162
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,104,233           1,686,423             801,395           2,821,513
   Minimum unit fair value #*.........  $        11.247307  $         8.039725  $         6.364081  $         1.388378
   Maximum unit fair value #*.........  $        24.213938  $        23.055188  $        22.210371  $        24.381476
   Contract liability.................  $       21,667,746  $       35,211,132  $       14,342,586  $       42,947,786

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              23,517              30,304               7,271              72,660
   Minimum unit fair value #*.........  $        12.790681  $        10.203712  $        17.829366  $        10.219092
   Maximum unit fair value #*.........  $        20.222768  $        22.638715  $        18.548917  $        15.679641
   Contract liability.................  $          472,968  $          646,176  $          134,687  $        1,116,376

                                             PUTNAM VT           PUTNAM VT                               PUTNAM VT
                                           MONEY MARKET          MULTI-CAP           PUTNAM VT           SMALL CAP
                                               FUND             GROWTH FUND        RESEARCH FUND        VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          35,127,012           5,091,819             620,626           1,887,144
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       35,127,012  $       61,932,647  $        7,492,979  $       25,079,912
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       35,127,012  $      178,481,734  $       12,880,904  $       31,487,818
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              32,382             110,586               4,979               5,633
   Other assets.......................                  --                   2                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          35,159,394         178,592,322          12,885,884          31,493,451
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              32,382             110,586               4,979               5,633
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              32,383             110,586               4,979               5,634
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       35,127,011  $      178,481,736  $       12,880,905  $       31,487,817
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          20,319,753           4,947,583             599,177             901,667
   Minimum unit fair value #*.........  $         0.883771  $         6.470805  $        12.067098  $        24.303201
   Maximum unit fair value #*.........  $        11.357204  $        50.778674  $        25.007077  $        39.412905
   Contract liability.................  $       34,016,352  $      174,963,714  $       12,408,501  $       30,913,683

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......             649,306             102,851              23,330              16,606
   Minimum unit fair value #*.........  $         1.072382  $         7.105499  $        13.261491  $        31.960299
   Maximum unit fair value #*.........  $         1.711875  $        38.213266  $        21.912068  $        34.781732
   Contract liability.................  $        1,110,659  $        3,518,022  $          472,404  $          574,134

                                             PUTNAM VT
                                           GEORGE PUTNAM
                                           BALANCED FUND
                                            SUB-ACCOUNT
                                        ------------------
ASSETS:
   Investments:
     Number of shares.................           3,122,344
                                        ==================
     Cost.............................  $       30,150,928
                                        ==================
     Market value.....................  $       31,590,397
   Due from Sponsor Company...........               9,857
   Receivable from fund shares sold...                  --
   Other assets.......................                   2
                                        ------------------
   Total assets.......................          31,600,256
                                        ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --
   Payable for fund shares purchased..               9,857
   Other liabilities..................                  --
                                        ------------------
   Total liabilities..................               9,857
                                        ------------------

NET ASSETS:
   For contract liabilities...........  $       31,590,399
                                        ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,957,032
   Minimum unit fair value #*.........  $        12.837342
   Maximum unit fair value #*.........  $        19.428537
   Contract liability.................  $       30,788,971

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              50,810
   Minimum unit fair value #*.........  $        15.182477
   Maximum unit fair value #*.........  $        15.785380
   Contract liability.................  $          801,428

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                     PUTNAM VT
                                             PUTNAM VT                                CAPITAL            PUTNAM VT
                                         GLOBAL UTILITIES        PUTNAM VT         OPPORTUNITIES       EQUITY INCOME
                                               FUND            VOYAGER FUND            FUND                FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           3,276,954           5,929,343             410,646           3,073,149
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       35,451,939  $       92,275,974  $        6,524,602  $       35,433,954
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       45,090,525  $      329,332,160  $        8,548,117  $       69,902,325
   Due from Sponsor Company...........              10,885                  --                  --                  --
   Receivable from fund shares sold...                  --             161,867               3,013              26,286
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          45,101,410         329,494,027           8,551,130          69,928,611
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --             161,867               3,013              26,286
   Payable for fund shares purchased..              10,885                  --                  --                  --
   Other liabilities..................                  --                   2                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              10,885             161,869               3,014              26,286
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       45,090,525  $      329,332,158  $        8,548,116  $       69,902,325
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,369,883           3,571,086             292,971           2,525,488
   Minimum unit fair value #*.........  $        10.966183  $         8.567204  $        24.887827  $        23.015823
   Maximum unit fair value #*.........  $        36.833703  $       100.092298  $        30.716496  $        29.041762
   Contract liability.................  $       43,709,925  $      323,310,004  $        8,482,257  $       69,106,193

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              43,388              73,346               2,260              28,909
   Minimum unit fair value #*.........  $        11.960329  $         9.407447  $        29.145292  $        25.843047
   Maximum unit fair value #*.........  $        32.197519  $        98.384176  $        29.145292  $        27.556292
   Contract liability.................  $        1,380,600  $        6,022,154  $           65,859  $          796,132

                                                               WESTERN ASSET        CLEARBRIDGE
                                            CLEARBRIDGE       VARIABLE GLOBAL     VARIABLE LARGE
                                          VARIABLE EQUITY     HIGH YIELD BOND        CAP VALUE
                                         INCOME PORTFOLIO        PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (1)
                                        ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................                 152               2,756              15,962
                                        ==================  ==================  ==================
     Cost.............................  $            1,976  $           22,466  $          310,975
                                        ==================  ==================  ==================
     Market value.....................  $            2,429  $           20,448  $          310,785
   Due from Sponsor Company...........                  --                  --                  --
   Receivable from fund shares sold...                  --                   1                  12
   Other assets.......................                  --                  --                  --
                                        ------------------  ------------------  ------------------
   Total assets.......................               2,429              20,449             310,797
                                        ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                   1                  12
   Payable for fund shares purchased..                  --                  --                  --
   Other liabilities..................                  --                  --                  --
                                        ------------------  ------------------  ------------------
   Total liabilities..................                  --                   1                  12
                                        ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $            2,429  $           20,448  $          310,785
                                        ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......                 169               8,983             145,499
   Minimum unit fair value #*.........  $        14.360146  $         2.276448  $         2.135987
   Maximum unit fair value #*.........  $        14.360146  $         2.276448  $         2.135987
   Contract liability.................  $            2,429  $           20,448  $          310,785

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --
   Minimum unit fair value #*.........  $               --  $               --  $               --
   Maximum unit fair value #*.........  $               --  $               --  $               --
   Contract liability.................  $               --  $               --  $               --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) Effective December 5, 2014 Clearbridge Variable All Cap Value Portfolio merged with Clearbridge Variable Large Cap Value Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                  PUTNAM VT
                                                                             PUTNAM VT            AMERICAN           PUTNAM VT
                                                                             MULTI-CAP           GOVERNMENT         DIVERSIFIED
                                                                            VALUE FUND           INCOME FUND        INCOME FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         144,789    $      1,069,999   $       4,683,158
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (23,923)            (36,580)            (83,246)
   Mortality and expense risk charges..................................           (206,014)           (315,682)           (715,788)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (229,937)           (352,262)           (799,034)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (85,148)            717,737           3,884,124
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,289,728            (476,315)         (3,255,834)
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            257,176             509,222            (879,722)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          1,546,904              32,907          (4,135,556)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,461,756    $        750,644   $        (251,432)
                                                                         ==================  ==================  ==================


                                                                             PUTNAM VT            PUTNAM VT          PUTNAM VT
                                                                           GLOBAL ASSET         GLOBAL EQUITY       GROWTH AND
                                                                          ALLOCATION FUND           FUND            INCOME FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       1,608,129    $        522,109   $       8,344,727
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (90,146)           (125,696)           (786,250)
   Mortality and expense risk charges..................................           (757,338)         (1,052,305)         (6,605,214)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (847,484)         (1,178,001)         (7,391,464)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            760,645            (655,892)            953,263
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          3,341,318           4,112,353          34,077,143
   Net realized gain distributions.....................................          2,446,717                  --                  --
   Change in unrealized appreciation (depreciation) during the period..         (1,820,760)         (3,073,148)         12,583,314
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          3,967,275           1,039,205          46,660,457
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       4,727,920    $        383,313   $      47,613,720
                                                                         ==================  ==================  ==================

                                                                              PUTNAM VT
                                                                               GROWTH             PUTNAM VT
                                                                            OPPORTUNITIES       GLOBAL HEALTH        PUTNAM VT
                                                                                FUND              CARE FUND       HIGH YIELD FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          33,350    $        117,300   $       3,945,222
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (11,241)            (39,992)            (91,237)
   Mortality and expense risk charges..................................            (99,605)           (342,045)           (770,027)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (110,846)           (382,037)           (861,264)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (77,496)           (264,737)          3,083,958
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              8,795           1,467,457          (4,841,443)
   Net realized gain distributions.....................................            358,933           2,398,572                  --
   Change in unrealized appreciation (depreciation) during the period..            619,013           2,665,085           2,272,197
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            986,741           6,531,114          (2,569,246)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         909,245    $      6,266,377   $         514,712
                                                                         ==================  ==================  ==================



                                                                              PUTNAM VT
                                                                             INCOME FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       6,354,804
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................           (147,933)
   Mortality and expense risk charges..................................         (1,271,040)
                                                                         ------------------
     Total expenses....................................................         (1,418,973)
                                                                         ------------------
     Net investment income (loss)......................................          4,935,831
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,402,786
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..         (1,188,045)
                                                                         ------------------
     Net gain (loss) on investments....................................            214,741
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $       5,150,572
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-8

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                             PUTNAM VT           PUTNAM VT            PUTNAM VT
                                                                           INTERNATIONAL       INTERNATIONAL        INTERNATIONAL
                                                                            VALUE FUND          EQUITY FUND          GROWTH FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         400,563   $         484,448    $         51,378
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (38,442)            (60,281)            (24,731)
   Mortality and expense risk charges..................................           (329,060)           (525,356)           (208,749)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (367,502)           (585,637)           (233,480)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             33,061            (101,189)           (182,102)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            199,263           1,240,478           1,257,445
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..         (2,917,080)         (4,327,580)         (2,208,587)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         (2,717,817)         (3,087,102)           (951,142)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      (2,684,756)  $      (3,188,291)   $     (1,133,244)
                                                                         ==================  ==================  ==================

                                                                                                PUTNAM VT            PUTNAM VT
                                                                             PUTNAM VT        MONEY MARKET           MULTI-CAP
                                                                          INVESTORS FUND          FUND              GROWTH FUND
                                                                            SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -----------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $        651,041   $           3,663    $        924,819
                                                                         -----------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (66,898)            (54,688)           (265,568)
   Mortality and expense risk charges..................................          (577,749)           (466,806)         (2,239,614)
                                                                         -----------------  ------------------  ------------------
     Total expenses....................................................          (644,647)           (521,494)         (2,505,182)
                                                                         -----------------  ------------------  ------------------
     Net investment income (loss)......................................             6,394            (517,831)         (1,580,363)
                                                                         -----------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         3,410,272                  --          17,081,175
   Net realized gain distributions.....................................                --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..         1,871,956                  --           4,857,323
                                                                         -----------------  ------------------  ------------------
     Net gain (loss) on investments....................................         5,282,228                  --          21,938,498
                                                                         -----------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      5,288,622   $        (517,831)  $      20,358,135
                                                                         =================  ==================  ==================

                                                                                                PUTNAM VT            PUTNAM VT
                                                                             PUTNAM VT          SMALL CAP          GEORGE PUTNAM
                                                                           RESEARCH FUND       VALUE FUND          BALANCED FUND
                                                                            SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -----------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $        128,463   $         251,521   $         585,527
                                                                         -----------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (18,829)            (49,079)            (47,754)
   Mortality and expense risk charges..................................          (163,792)           (429,424)           (409,426)
                                                                         -----------------  ------------------  ------------------
     Total expenses....................................................          (182,621)           (478,503)           (457,180)
                                                                         -----------------  ------------------  ------------------
     Net investment income (loss)......................................           (54,158)           (226,982)            128,347
                                                                         -----------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         1,137,273           1,867,779             (40,928)
   Net realized gain distributions.....................................                --           7,894,157                  --
   Change in unrealized appreciation (depreciation) during the period..           503,671          (8,905,350)          2,795,644
                                                                         -----------------  ------------------  ------------------
     Net gain (loss) on investments....................................         1,640,944             856,586           2,754,716
                                                                         -----------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      1,586,786   $         629,604   $       2,883,063
                                                                         =================  ==================  ==================

                                                                              PUTNAM VT
                                                                          GLOBAL UTILITIES
                                                                                FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $      1,430,796
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................            (69,477)
   Mortality and expense risk charges..................................           (584,493)
                                                                         ------------------
     Total expenses....................................................           (653,970)
                                                                         ------------------
     Net investment income (loss)......................................            776,826
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,574,231
   Net realized gain distributions.....................................          3,089,971
   Change in unrealized appreciation (depreciation) during the period..            398,518
                                                                         ------------------
     Net gain (loss) on investments....................................          5,062,720
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $      5,839,546
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                   PUTNAM VT
                                                                                                    CAPITAL
                                                                              PUTNAM VT          OPPORTUNITIES
                                                                            VOYAGER FUND             FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $        3,208,057    $          37,532
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (496,403)             (13,657)
   Mortality and expense risk charges..................................          (4,166,585)            (116,883)
                                                                         -------------------  -------------------
     Total expenses....................................................          (4,662,988)            (130,540)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................          (1,454,931)             (93,008)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          31,205,398              495,368
   Net realized gain distributions.....................................           6,306,683            1,659,994
   Change in unrealized appreciation (depreciation) during the period..          (9,299,819)          (1,561,672)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................          28,212,262              593,690
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $       26,757,331    $         500,682
                                                                         ===================  ===================


                                                                              PUTNAM VT           CLEARBRIDGE
                                                                            EQUITY INCOME       VARIABLE EQUITY
                                                                                FUND           INCOME PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $        1,383,260   $               51
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (104,243)                  --
   Mortality and expense risk charges..................................            (912,026)                (109)
                                                                         -------------------  -------------------
     Total expenses....................................................          (1,016,269)                (109)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             366,991                  (58)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           6,036,457                2,415
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..           1,185,019               (1,830)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           7,221,476                  585
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        7,588,467   $              527
                                                                         ===================  ===================

                                                                                                 WESTERN ASSET
                                                                             CLEARBRIDGE        VARIABLE GLOBAL
                                                                          VARIABLE ALL CAP      HIGH YIELD BOND
                                                                           VALUE PORTFOLIO         PORTFOLIO
                                                                           SUB-ACCOUNT (1)        SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          49,059   $            1,533
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                  (39)
   Mortality and expense risk charges..................................              (3,107)                (318)
                                                                         -------------------  -------------------
     Total expenses....................................................              (3,107)                (357)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              45,952                1,176
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            (168,414)                 286
   Net realized gain distributions.....................................             149,817                   --
   Change in unrealized appreciation (depreciation) during the period..              (9,487)              (1,525)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             (28,084)              (1,239)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $          17,868   $              (63)
                                                                         ===================  ===================

                                                                             CLEARBRIDGE
                                                                           VARIABLE LARGE
                                                                              CAP VALUE
                                                                              PORTFOLIO
                                                                           SUB-ACCOUNT (1)
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            5,334
                                                                         -------------------

EXPENSES:
   Administrative charges..............................................                (124)
   Mortality and expense risk charges..................................              (1,037)
                                                                         -------------------
     Total expenses....................................................              (1,161)
                                                                         -------------------
     Net investment income (loss)......................................               4,173
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                 388
   Net realized gain distributions.....................................              18,544
   Change in unrealized appreciation (depreciation) during the period..             (18,444)
                                                                         -------------------
     Net gain (loss) on investments....................................                 488
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...  $            4,661
                                                                         ===================

(1) Effective December 5, 2014 Clearbridge Variable All Cap Value Portfolio merged with Clearbridge Variable Large Cap Value Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                        PUTNAM VT
                                                                                   PUTNAM VT            AMERICAN
                                                                                   MULTI-CAP           GOVERNMENT
                                                                                  VALUE FUND           INCOME FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (85,148)   $         717,737
   Net realized gain (loss) on security transactions.........................          1,289,728             (476,315)
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........            257,176              509,222
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          1,461,756              750,644
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             44,979              340,598
   Net transfers.............................................................            (81,912)             221,619
   Surrenders for benefit payments and fees..................................         (1,574,127)          (3,576,614)
   Other transactions........................................................               (631)                 110
   Death benefits............................................................           (241,189)            (729,669)
   Net annuity transactions..................................................             14,299              116,556
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,838,581)          (3,627,400)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (376,825)          (2,876,756)

NET ASSETS:
   Beginning of period.......................................................         16,461,923           26,344,092
                                                                               ------------------  -------------------
   End of period.............................................................  $      16,085,098    $      23,467,336
                                                                               ==================  ===================


                                                                                    PUTNAM VT           PUTNAM VT
                                                                                   DIVERSIFIED        GLOBAL ASSET
                                                                                   INCOME FUND       ALLOCATION FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       3,884,124   $         760,645
   Net realized gain (loss) on security transactions.........................         (3,255,834)          3,341,318
   Net realized gain distributions...........................................                 --           2,446,717
   Change in unrealized appreciation (depreciation) during the period........           (879,722)         (1,820,760)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           (251,432)          4,727,920
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            405,373             137,869
   Net transfers.............................................................           (508,437)           (193,508)
   Surrenders for benefit payments and fees..................................         (7,880,370)         (6,347,575)
   Other transactions........................................................                238                  83
   Death benefits............................................................         (1,365,606)         (1,217,870)
   Net annuity transactions..................................................             36,558              56,589
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,312,244)         (7,564,412)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (9,563,676)         (2,836,492)

NET ASSETS:
   Beginning of period.......................................................         59,156,304          62,228,335
                                                                               ------------------  ------------------
   End of period.............................................................  $      49,592,628   $      59,391,843
                                                                               ==================  ==================


                                                                                   PUTNAM VT            PUTNAM VT
                                                                                 GLOBAL EQUITY         GROWTH AND
                                                                                     FUND              INCOME FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (655,892)   $         953,263
   Net realized gain (loss) on security transactions.........................          4,112,353           34,077,143
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........         (3,073,148)          12,583,314
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            383,313           47,613,720
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            225,275            1,870,740
   Net transfers.............................................................         (1,544,080)          (6,445,914)
   Surrenders for benefit payments and fees..................................         (8,301,484)         (57,878,190)
   Other transactions........................................................                665                   53
   Death benefits............................................................         (1,283,099)         (13,272,415)
   Net annuity transactions..................................................            100,757              365,586
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (10,801,966)         (75,360,140)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (10,418,653)         (27,746,420)

NET ASSETS:
   Beginning of period.......................................................         88,701,208          541,146,954
                                                                               ------------------  -------------------
   End of period.............................................................  $      78,282,555    $     513,400,534
                                                                               ==================  ===================

                                                                                    PUTNAM VT
                                                                                     GROWTH             PUTNAM VT
                                                                                  OPPORTUNITIES       GLOBAL HEALTH
                                                                                      FUND              CARE FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (77,496)  $        (264,737)
   Net realized gain (loss) on security transactions.........................              8,795           1,467,457
   Net realized gain distributions...........................................            358,933           2,398,572
   Change in unrealized appreciation (depreciation) during the period........            619,013           2,665,085
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            909,245           6,266,377
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             15,362              79,918
   Net transfers.............................................................            442,864           1,205,911
   Surrenders for benefit payments and fees..................................         (1,029,968)         (2,593,593)
   Other transactions........................................................                452                 365
   Death benefits............................................................           (127,190)           (429,897)
   Net annuity transactions..................................................            (16,020)             88,597
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (714,500)         (1,648,699)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            194,745           4,617,678

NET ASSETS:
   Beginning of period.......................................................          7,805,961          25,130,385
                                                                               ------------------  ------------------
   End of period.............................................................  $       8,000,706   $      29,748,063
                                                                               ==================  ==================



                                                                                   PUTNAM VT           PUTNAM VT
                                                                                HIGH YIELD FUND       INCOME FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       3,083,958   $       4,935,831
   Net realized gain (loss) on security transactions.........................         (4,841,443)          1,402,786
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          2,272,197          (1,188,045)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            514,712           5,150,572
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            303,303             658,523
   Net transfers.............................................................         (4,103,268)            216,010
   Surrenders for benefit payments and fees..................................         (7,075,438)        (14,325,345)
   Other transactions........................................................                359                 885
   Death benefits............................................................         (1,839,770)         (2,680,705)
   Net annuity transactions..................................................            144,397             213,860
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (12,570,417)        (15,916,772)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (12,055,705)        (10,766,200)

NET ASSETS:
   Beginning of period.......................................................         65,742,168         103,213,773
                                                                               ------------------  ------------------
   End of period.............................................................  $      53,686,463   $      92,447,573
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                    PUTNAM VT           PUTNAM VT
                                                                                  INTERNATIONAL       INTERNATIONAL
                                                                                   VALUE FUND          EQUITY FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          33,061   $        (101,189)
   Net realized gain (loss) on security transactions.........................            199,263           1,240,478
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         (2,917,080)         (4,327,580)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (2,684,756)         (3,188,291)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            134,321             222,009
   Net transfers.............................................................           (313,566)           (106,919)
   Surrenders for benefit payments and fees..................................         (2,980,995)         (4,580,649)
   Other transactions........................................................                605              (1,136)
   Death benefits............................................................           (336,076)           (916,479)
   Net annuity transactions..................................................            (27,323)            118,425
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (3,523,034)         (5,264,749)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (6,207,790)         (8,453,040)

NET ASSETS:
   Beginning of period.......................................................         28,348,504          44,310,348
                                                                               ------------------  ------------------
   End of period.............................................................  $      22,140,714   $      35,857,308
                                                                               ==================  ==================

                                                                                   PUTNAM VT
                                                                                 INTERNATIONAL         PUTNAM VT
                                                                                  GROWTH FUND       INVESTORS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (182,102)  $           6,394
   Net realized gain (loss) on security transactions.........................          1,257,445           3,410,272
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         (2,208,587)          1,871,956
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (1,133,244)          5,288,622
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             33,404             104,204
   Net transfers.............................................................           (428,373)         (1,344,637)
   Surrenders for benefit payments and fees..................................         (1,664,881)         (6,446,067)
   Other transactions........................................................               (541)                 86
   Death benefits............................................................           (215,664)           (901,859)
   Net annuity transactions..................................................            (57,141)            (37,655)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,333,196)         (8,625,928)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (3,466,440)         (3,337,306)

NET ASSETS:
   Beginning of period.......................................................         17,943,713          47,401,468
                                                                               ------------------  ------------------
   End of period.............................................................  $      14,477,273   $      44,064,162
                                                                               ==================  ==================

                                                                                    PUTNAM VT            PUTNAM VT
                                                                                  MONEY MARKET           MULTI-CAP
                                                                                      FUND              GROWTH FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (517,831)   $      (1,580,363)
   Net realized gain (loss) on security transactions.........................                  --           17,081,175
   Net realized gain distributions...........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period........                  --            4,857,323
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            (517,831)          20,358,135
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             159,386              549,814
   Net transfers.............................................................           5,825,758           (3,860,622)
   Surrenders for benefit payments and fees..................................          (8,969,973)         (18,160,641)
   Other transactions........................................................                 (58)               1,628
   Death benefits............................................................            (711,406)          (3,366,542)
   Net annuity transactions..................................................             123,045              366,301
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (3,573,248)         (24,470,062)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................          (4,091,079)          (4,111,927)

NET ASSETS:
   Beginning of period.......................................................          39,218,090          182,593,663
                                                                               -------------------  -------------------
   End of period.............................................................   $      35,127,011    $     178,481,736
                                                                               ===================  ===================

                                                                                                         PUTNAM VT
                                                                                    PUTNAM VT            SMALL CAP
                                                                                  RESEARCH FUND         VALUE FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (54,158)  $        (226,982)
   Net realized gain (loss) on security transactions.........................           1,137,273           1,867,779
   Net realized gain distributions...........................................                  --           7,894,157
   Change in unrealized appreciation (depreciation) during the period........             503,671          (8,905,350)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           1,586,786             629,604
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              36,288             196,252
   Net transfers.............................................................              69,944          (1,703,757)
   Surrenders for benefit payments and fees..................................          (2,153,368)         (3,994,052)
   Other transactions........................................................                (339)               (386)
   Death benefits............................................................            (401,958)           (440,421)
   Net annuity transactions..................................................             218,777             124,627
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (2,230,656)         (5,817,737)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................            (643,870)         (5,188,133)

NET ASSETS:
   Beginning of period.......................................................          13,524,775          36,675,950
                                                                               -------------------  ------------------
   End of period.............................................................  $       12,880,905   $      31,487,817
                                                                               ===================  ==================

                                                                                    PUTNAM VT          PUTNAM VT
                                                                                  GEORGE PUTNAM    GLOBAL UTILITIES
                                                                                  BALANCED FUND          FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         128,347   $         776,826
   Net realized gain (loss) on security transactions.........................            (40,928)          1,574,231
   Net realized gain distributions...........................................                 --           3,089,971
   Change in unrealized appreciation (depreciation) during the period........          2,795,644             398,518
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          2,883,063           5,839,546
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             96,858             302,656
   Net transfers.............................................................            164,827            (223,817)
   Surrenders for benefit payments and fees..................................         (4,502,751)         (6,049,355)
   Other transactions........................................................               (131)             (3,076)
   Death benefits............................................................           (385,519)         (1,161,590)
   Net annuity transactions..................................................             68,902              69,914
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (4,557,814)         (7,065,268)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (1,674,751)         (1,225,722)

NET ASSETS:
   Beginning of period.......................................................         33,265,150          46,316,247
                                                                               ------------------  ------------------
   End of period.............................................................  $      31,590,399   $      45,090,525
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                       PUTNAM VT
                                                                                                        CAPITAL
                                                                                  PUTNAM VT          OPPORTUNITIES
                                                                                VOYAGER FUND             FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $       (1,454,931)   $         (93,008)
   Net realized gain (loss) on security transactions.......................          31,205,398              495,368
   Net realized gain distributions.........................................           6,306,683            1,659,994
   Change in unrealized appreciation (depreciation) during the period......          (9,299,819)          (1,561,672)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          26,757,331              500,682
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             837,836                9,645
   Net transfers...........................................................          (4,375,136)            (455,213)
   Surrenders for benefit payments and fees................................         (30,643,785)          (1,034,807)
   Other transactions......................................................               5,030                   41
   Death benefits..........................................................          (5,490,165)             (60,822)
   Net annuity transactions................................................             562,813               16,402
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (39,103,407)          (1,524,754)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (12,346,076)          (1,024,072)

NET ASSETS:
   Beginning of period.....................................................         341,678,234            9,572,188
                                                                             -------------------  -------------------
   End of period...........................................................  $      329,332,158    $       8,548,116
                                                                             ===================  ===================


                                                                                  PUTNAM VT           CLEARBRIDGE
                                                                                EQUITY INCOME       VARIABLE EQUITY
                                                                                    FUND           INCOME PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          366,991   $              (58)
   Net realized gain (loss) on security transactions.......................           6,036,457                2,415
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           1,185,019               (1,830)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           7,588,467                  527
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             278,693                   --
   Net transfers...........................................................             (23,480)              (9,123)
   Surrenders for benefit payments and fees................................          (8,979,316)             (11,980)
   Other transactions......................................................                (507)                  --
   Death benefits..........................................................          (1,366,798)                  --
   Net annuity transactions................................................            (110,984)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (10,202,392)             (21,103)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (2,613,925)             (20,576)

NET ASSETS:
   Beginning of period.....................................................          72,516,250               23,005
                                                                             -------------------  -------------------
   End of period...........................................................  $       69,902,325   $            2,429
                                                                             ===================  ===================

                                                                                                     WESTERN ASSET
                                                                                 CLEARBRIDGE        VARIABLE GLOBAL
                                                                              VARIABLE ALL CAP      HIGH YIELD BOND
                                                                               VALUE PORTFOLIO         PORTFOLIO
                                                                               SUB-ACCOUNT (1)        SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          45,952   $            1,176
   Net realized gain (loss) on security transactions.......................            (168,414)                 286
   Net realized gain distributions.........................................             149,817                   --
   Change in unrealized appreciation (depreciation) during the period......              (9,487)              (1,525)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              17,868                  (63)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................            (250,495)              (3,981)
   Surrenders for benefit payments and fees................................              (1,479)             (16,985)
   Other transactions......................................................                   1                    1
   Death benefits..........................................................                  --                   --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (251,973)             (20,965)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (234,105)             (21,028)

NET ASSETS:
   Beginning of period.....................................................             234,105               41,476
                                                                             -------------------  -------------------
   End of period...........................................................   $              --   $           20,448
                                                                             ===================  ===================

                                                                                 CLEARBRIDGE
                                                                               VARIABLE LARGE
                                                                                  CAP VALUE
                                                                                  PORTFOLIO
                                                                               SUB-ACCOUNT (1)
                                                                             -------------------
OPERATIONS:
   Net investment income (loss)............................................  $            4,173
   Net realized gain (loss) on security transactions.......................                 388
   Net realized gain distributions.........................................              18,544
   Change in unrealized appreciation (depreciation) during the period......             (18,444)
                                                                             -------------------
   Net increase (decrease) in net assets resulting from operations.........               4,661
                                                                             -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --
   Net transfers...........................................................             242,749
   Surrenders for benefit payments and fees................................              (1,530)
   Other transactions......................................................                  --
   Death benefits..........................................................                  --
   Net annuity transactions................................................                  --
                                                                             -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             241,219
                                                                             -------------------
   Net increase (decrease) in net assets...................................             245,880

NET ASSETS:
   Beginning of period.....................................................              64,905
                                                                             -------------------
   End of period...........................................................  $          310,785
                                                                             ===================

(1) Effective December 5, 2014 Clearbridge Variable All Cap Value Portfolio merged with Clearbridge Variable Large Cap Value Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-18

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                        PUTNAM VT
                                                                                   PUTNAM VT            AMERICAN
                                                                                   MULTI-CAP           GOVERNMENT
                                                                                  VALUE FUND           INCOME FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (10,787)   $          75,036
   Net realized gain (loss) on security transactions.........................            565,840             (691,613)
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........          4,217,767               94,486
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          4,772,820             (522,091)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             57,127              531,016
   Net transfers.............................................................            867,734           (2,621,933)
   Surrenders for benefit payments and fees..................................         (1,292,670)          (4,076,521)
   Other transactions........................................................             (1,115)                (191)
   Death benefits............................................................           (183,847)            (964,643)
   Net annuity transactions..................................................             37,748              213,671
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (515,023)          (6,918,601)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................          4,257,797           (7,440,692)

NET ASSETS:
   Beginning of period.......................................................         12,204,126           33,784,784
                                                                               ------------------  -------------------
   End of period.............................................................  $      16,461,923    $      26,344,092
                                                                               ==================  ===================


                                                                                    PUTNAM VT           PUTNAM VT
                                                                                   DIVERSIFIED        GLOBAL ASSET
                                                                                   INCOME FUND       ALLOCATION FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       1,275,545   $         448,177
   Net realized gain (loss) on security transactions.........................         (3,358,533)          3,844,020
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          5,983,190           5,917,163
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          3,900,202          10,209,360
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            344,275             312,149
   Net transfers.............................................................            152,695             669,984
   Surrenders for benefit payments and fees..................................         (7,464,010)         (7,342,324)
   Other transactions........................................................             (9,391)               (352)
   Death benefits............................................................         (1,882,022)         (2,155,205)
   Net annuity transactions..................................................            269,488              67,138
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (8,588,965)         (8,448,610)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (4,688,763)          1,760,750

NET ASSETS:
   Beginning of period.......................................................         63,845,067          60,467,585
                                                                               ------------------  ------------------
   End of period.............................................................  $      59,156,304   $      62,228,335
                                                                               ==================  ==================


                                                                                   PUTNAM VT            PUTNAM VT
                                                                                 GLOBAL EQUITY         GROWTH AND
                                                                                     FUND              INCOME FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         263,430    $       2,518,501
   Net realized gain (loss) on security transactions.........................          2,827,587           23,917,359
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........         18,922,165          121,777,360
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         22,013,182          148,213,220
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            247,448            2,108,408
   Net transfers.............................................................           (749,421)          (7,250,068)
   Surrenders for benefit payments and fees..................................         (7,560,127)         (53,953,722)
   Other transactions........................................................             35,192               58,359
   Death benefits............................................................         (1,742,067)         (11,823,494)
   Net annuity transactions..................................................             46,427              459,080
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,722,548)         (70,401,437)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         12,290,634           77,811,783

NET ASSETS:
   Beginning of period.......................................................         76,410,574          463,335,171
                                                                               ------------------  -------------------
   End of period.............................................................  $      88,701,208    $     541,146,954
                                                                               ==================  ===================

                                                                                    PUTNAM VT
                                                                                     GROWTH              PUTNAM VT
                                                                                  OPPORTUNITIES        GLOBAL HEALTH
                                                                                      FUND               CARE FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (47,589)  $         (31,854)
   Net realized gain (loss) on security transactions.........................            (358,153)          1,110,960
   Net realized gain distributions...........................................                  --             702,265
   Change in unrealized appreciation (depreciation) during the period........           2,340,366           5,748,831
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           1,934,624           7,530,202
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               8,529              65,425
   Net transfers.............................................................             477,235             453,060
   Surrenders for benefit payments and fees..................................            (561,275)         (2,225,357)
   Other transactions........................................................                 (23)               (400)
   Death benefits............................................................            (115,489)           (399,994)
   Net annuity transactions..................................................              40,872              95,936
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (150,151)         (2,011,330)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................           1,784,473           5,518,872

NET ASSETS:
   Beginning of period.......................................................           6,021,488          19,611,513
                                                                               -------------------  ------------------
   End of period.............................................................   $       7,805,961   $      25,130,385
                                                                               ===================  ==================



                                                                                   PUTNAM VT           PUTNAM VT
                                                                                HIGH YIELD FUND       INCOME FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       4,098,147   $       3,008,197
   Net realized gain (loss) on security transactions.........................         (5,954,340)          1,609,691
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          6,245,833          (3,954,569)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          4,389,640             663,319
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            287,932             477,380
   Net transfers.............................................................         (1,384,236)           (522,332)
   Surrenders for benefit payments and fees..................................         (7,698,000)        (12,316,609)
   Other transactions........................................................             17,202                  25
   Death benefits............................................................         (2,422,218)         (3,294,686)
   Net annuity transactions..................................................             82,061             (64,150)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (11,117,259)        (15,720,372)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (6,727,619)        (15,057,053)

NET ASSETS:
   Beginning of period.......................................................         72,469,787         118,270,826
                                                                               ------------------  ------------------
   End of period.............................................................  $      65,742,168   $     103,213,773
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-20

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                    PUTNAM VT           PUTNAM VT
                                                                                  INTERNATIONAL       INTERNATIONAL
                                                                                   VALUE FUND          EQUITY FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         392,095   $          98,359
   Net realized gain (loss) on security transactions.........................           (260,752)            813,759
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          5,116,629           9,026,706
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          5,247,972           9,938,824
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            161,725             292,120
   Net transfers.............................................................         (1,104,766)         (1,424,954)
   Surrenders for benefit payments and fees..................................         (3,272,302)         (4,930,390)
   Other transactions........................................................               (675)            (16,458)
   Death benefits............................................................           (680,761)           (958,459)
   Net annuity transactions..................................................             68,974             133,022
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (4,827,805)         (6,905,119)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            420,167           3,033,705

NET ASSETS:
   Beginning of period.......................................................         27,928,337          41,276,643
                                                                               ------------------  ------------------
   End of period.............................................................  $      28,348,504   $      44,310,348
                                                                               ==================  ==================

                                                                                   PUTNAM VT
                                                                                 INTERNATIONAL         PUTNAM VT
                                                                                  GROWTH FUND       INVESTORS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (16,365)  $         123,327
   Net realized gain (loss) on security transactions.........................          1,373,956           1,979,586
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          1,975,063          10,826,792
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          3,332,654          12,929,705
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            108,848             150,714
   Net transfers.............................................................           (572,080)         (1,416,827)
   Surrenders for benefit payments and fees..................................         (2,089,717)         (5,470,399)
   Other transactions........................................................                (74)              3,591
   Death benefits............................................................           (408,857)           (873,634)
   Net annuity transactions..................................................              2,486             176,527
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,959,394)         (7,430,028)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            373,260           5,499,677

NET ASSETS:
   Beginning of period.......................................................         17,570,453          41,901,791
                                                                               ------------------  ------------------
   End of period.............................................................  $      17,943,713   $      47,401,468
                                                                               ==================  ==================

                                                                                    PUTNAM VT            PUTNAM VT
                                                                                  MONEY MARKET           MULTI-CAP
                                                                                      FUND              GROWTH FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (627,274)   $      (1,113,763)
   Net realized gain (loss) on security transactions.........................                  --           13,193,968
   Net realized gain distributions...........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period........                  --           37,830,408
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            (627,274)          49,910,613
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             713,768              764,737
   Net transfers.............................................................           5,164,462           (3,924,351)
   Surrenders for benefit payments and fees..................................         (14,886,462)         (16,350,676)
   Other transactions........................................................              23,013              (11,209)
   Death benefits............................................................            (661,200)          (3,031,780)
   Net annuity transactions..................................................             581,402              508,914
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (9,065,017)         (22,044,365)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................          (9,692,291)          27,866,248

NET ASSETS:
   Beginning of period.......................................................          48,910,381          154,727,415
                                                                               -------------------  -------------------
   End of period.............................................................   $      39,218,090    $     182,593,663
                                                                               ===================  ===================

                                                                                                         PUTNAM VT
                                                                                    PUTNAM VT            SMALL CAP
                                                                                  RESEARCH FUND         VALUE FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           (5,731)  $        (128,658)
   Net realized gain (loss) on security transactions.........................             760,201           2,059,199
   Net realized gain distributions...........................................                  --             481,926
   Change in unrealized appreciation (depreciation) during the period........           2,813,643           8,309,827
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           3,568,113          10,722,294
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              93,125             157,488
   Net transfers.............................................................            (334,056)           (268,581)
   Surrenders for benefit payments and fees..................................          (1,758,803)         (3,542,861)
   Other transactions........................................................                (564)             (2,134)
   Death benefits............................................................            (333,541)           (449,578)
   Net annuity transactions..................................................               8,112             104,992
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (2,325,727)         (4,000,674)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................           1,242,386           6,721,620

NET ASSETS:
   Beginning of period.......................................................          12,282,389          29,954,330
                                                                               -------------------  ------------------
   End of period.............................................................  $       13,524,775   $      36,675,950
                                                                               ===================  ==================

                                                                                    PUTNAM VT          PUTNAM VT
                                                                                  GEORGE PUTNAM    GLOBAL UTILITIES
                                                                                  BALANCED FUND          FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         177,172   $         663,674
   Net realized gain (loss) on security transactions.........................           (656,981)          1,571,519
   Net realized gain distributions...........................................                 --             883,171
   Change in unrealized appreciation (depreciation) during the period........          5,587,920           2,632,057
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          5,108,111           5,750,421
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            115,427             179,509
   Net transfers.............................................................            561,837          (1,258,802)
   Surrenders for benefit payments and fees..................................         (4,217,835)         (5,369,142)
   Other transactions........................................................               (132)               (633)
   Death benefits............................................................           (735,208)         (1,229,761)
   Net annuity transactions..................................................             86,554               1,572
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (4,189,357)         (7,677,257)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            918,754          (1,926,836)

NET ASSETS:
   Beginning of period.......................................................         32,346,396          48,243,083
                                                                               ------------------  ------------------
   End of period.............................................................  $      33,265,150   $      46,316,247
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-22

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-23

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                       PUTNAM VT
                                                                                                        CAPITAL
                                                                                  PUTNAM VT          OPPORTUNITIES
                                                                                VOYAGER FUND             FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $      (1,125,674)  $          (57,610)
   Net realized gain (loss) on security transactions.......................          28,725,822              748,210
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          79,354,818            1,803,373
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........         106,954,966            2,493,973
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           1,176,852               25,609
   Net transfers...........................................................          (5,010,296)             131,355
   Surrenders for benefit payments and fees................................         (30,126,106)          (1,026,892)
   Other transactions......................................................              (5,779)                  (5)
   Death benefits..........................................................          (5,379,206)            (297,147)
   Net annuity transactions................................................             307,116               (3,707)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (39,037,419)          (1,170,787)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          67,917,547            1,323,186

NET ASSETS:
   Beginning of period.....................................................         273,760,687            8,249,002
                                                                             -------------------  -------------------
   End of period...........................................................   $     341,678,234   $        9,572,188
                                                                             ===================  ===================


                                                                                  PUTNAM VT           CLEARBRIDGE
                                                                                EQUITY INCOME       VARIABLE EQUITY
                                                                                    FUND           INCOME PORTFOLIO
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          495,743    $              22
   Net realized gain (loss) on security transactions.......................           4,456,871                 (284)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......          13,491,754                5,840
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          18,444,368                5,578
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             221,041                   --
   Net transfers...........................................................            (136,681)                  --
   Surrenders for benefit payments and fees................................          (7,751,079)             (11,325)
   Other transactions......................................................                (753)                  --
   Death benefits..........................................................          (1,437,616)                  --
   Net annuity transactions................................................             134,364                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (8,970,724)             (11,325)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................           9,473,644               (5,747)

NET ASSETS:
   Beginning of period.....................................................          63,042,606               28,752
                                                                             -------------------  -------------------
   End of period...........................................................  $       72,516,250    $          23,005
                                                                             ===================  ===================

                                                                                                     WESTERN ASSET
                                                                                 CLEARBRIDGE        VARIABLE GLOBAL
                                                                              VARIABLE ALL CAP      HIGH YIELD BOND
                                                                               VALUE PORTFOLIO         PORTFOLIO
                                                                               SUB-ACCOUNT (2)        SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (284)   $           1,869
   Net realized gain (loss) on security transactions.......................                (468)                  63
   Net realized gain distributions.........................................              15,743                   --
   Change in unrealized appreciation (depreciation) during the period......              48,317                   58
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              63,308                1,990
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................             (17,941)                 471
   Surrenders for benefit payments and fees................................             (42,610)              (6,011)
   Other transactions......................................................                  (2)                  --
   Death benefits..........................................................              (7,778)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (68,331)              (5,540)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              (5,023)              (3,550)

NET ASSETS:
   Beginning of period.....................................................             239,128               45,026
                                                                             -------------------  -------------------
   End of period...........................................................  $          234,105    $          41,476
                                                                             ===================  ===================

                                                                                 CLEARBRIDGE
                                                                               VARIABLE LARGE
                                                                                  CAP VALUE
                                                                                  PORTFOLIO
                                                                               SUB-ACCOUNT (3)
                                                                             -------------------
OPERATIONS:
   Net investment income (loss)............................................  $               64
   Net realized gain (loss) on security transactions.......................               5,403
   Net realized gain distributions.........................................               2,903
   Change in unrealized appreciation (depreciation) during the period......               9,204
                                                                             -------------------
   Net increase (decrease) in net assets resulting from operations.........              17,574
                                                                             -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --
   Net transfers...........................................................              (8,338)
   Surrenders for benefit payments and fees................................             (10,063)
   Other transactions......................................................                  --
   Death benefits..........................................................              (2,703)
   Net annuity transactions................................................                  --
                                                                             -------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (21,104)
                                                                             -------------------
   Net increase (decrease) in net assets...................................              (3,530)

NET ASSETS:
   Beginning of period.....................................................              68,435
                                                                             -------------------
   End of period...........................................................  $           64,905
                                                                             ===================

(1) Formerly Legg Mason ClearBridge Variable Equity Income Builder Portfolio. Change effective April 29, 2013.

(2) Formerly Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio. Change effective April 29, 2013.

(3) Formerly Legg Mason ClearBridge Variable Large Cap Value Portfolio. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-24

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-25

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   ORGANIZATION:

     Separate Account Ten (the "Account") is a separate investment account established by Hartford Life Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts: Putnam VT Multi-Cap Value Fund, Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT Global Health Care Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT International Growth Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Global Utilities Fund, Putnam VT Voyager Fund, Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund, Clearbridge Variable Equity Income Portfolio, Clearbridge Variable All Cap Value Portfolio (merged with Clearbridge Variable Large Cap Value Portfolio), Western Asset Variable Global High Yield Bond Portfolio, and Clearbridge Variable Large Cap Value Portfolio (merged with Clearbridge Variable All Cap Value Portfolio).

     If a Fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statement of changes in net assets as a net transfer. For financial reporting purposes, assets received by the Sub-Account were recorded at fair value as follows:


     SURVIVING SUB-ACCOUNT                           ASSETS RECEIVED
     ---------------------------------------------  ----------------
     Clearbridge Variable
       Large Cap Value Portfolio..................      $ 242,761

     The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions is accrued as of the ex-dividend date. Net realized gain distributions represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from these estimates. The most significant estimate contained within the financial statements are the fair value measurements.

     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater


--------------------------------------------------------------------------------
                                    SA-26

--------------------------------------------------------------------------------


        longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in death benefits on the accompanying statements of changes in net assets.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

        In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels.

        There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the years ended December 31, 2014 and 2013.

     g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     Each Sub-account is charged certain fees, according to contract terms, as follows:

     a) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) TAX EXPENSE CHARGES -- If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

     c) ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     d) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

     e) RIDER CHARGES -- The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying statements of operations or the surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.



--------------------------------------------------------------------------------
                                    SA-27

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                        PURCHASES        PROCEEDS
SUB-ACCOUNT                                                                                              AT COST        FROM SALES
--------------------------------------------------------------------------------------------------    -------------   --------------
Putnam VT Multi-Cap Value Fund....................................................................    $   1,725,489    $   3,649,219
Putnam VT American Government Income Fund.........................................................        2,480,037        5,389,697
Putnam VT Diversified Income Fund.................................................................        5,482,312       10,910,429
Putnam VT Global Asset Allocation Fund............................................................        4,400,819        8,757,870
Putnam VT Global Equity Fund......................................................................          664,065       12,121,918
Putnam VT Growth and Income Fund..................................................................        9,201,693       83,608,573
Putnam VT Growth Opportunities Fund...............................................................        1,123,093        1,556,152
Putnam VT Global Health Care Fund.................................................................        4,504,218        4,019,085
Putnam VT High Yield Fund.........................................................................        5,277,046       14,763,506
Putnam VT Income Fund.............................................................................        7,975,386       18,956,325
Putnam VT International Value Fund................................................................          805,447        4,295,421
Putnam VT International Equity Fund...............................................................        1,095,114        6,461,053
Putnam VT International Growth Fund...............................................................          264,100        2,779,399
Putnam VT Investors Fund..........................................................................        1,237,870        9,857,404
Putnam VT Money Market Fund.......................................................................       10,619,802       14,710,865
Putnam VT Multi-Cap Growth Fund...................................................................        1,377,199       27,427,628
Putnam VT Research Fund...........................................................................          737,109        3,021,923
Putnam VT Small Cap Value Fund....................................................................        9,730,839        7,881,400
Putnam VT George Putnam Balanced Fund.............................................................        1,592,739        6,022,208
Putnam VT Global Utilities Fund...................................................................        5,005,882        8,204,353
Putnam VT Voyager Fund............................................................................       10,017,677       44,269,331
Putnam VT Capital Opportunities Fund..............................................................        2,093,685        2,051,454
Putnam VT Equity Income Fund......................................................................        3,061,182       12,896,584
Clearbridge Variable Equity Income Portfolio......................................................               51           21,213
Clearbridge Variable All Cap Value Portfolio*.....................................................          198,879          255,084
Western Asset Variable Global High Yield Bond Portfolio...........................................            2,483           22,272
Clearbridge Variable Large Cap Value Portfolio*...................................................          266,614            2,677


    *  See Note 1 for additional information related to this Sub-Account.

5.   CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                                 UNITS        UNITS     NET INCREASE
SUB-ACCOUNT                                                                                     ISSUED      REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------   ----------   ----------   ------------
Putnam VT Multi-Cap Value Fund.............................................................       63,870      130,385       (66,515)
Putnam VT American Government Income Fund..................................................       97,285      297,939      (200,654)
Putnam VT Diversified Income Fund..........................................................       56,335      448,605      (392,270)
Putnam VT Global Asset Allocation Fund.....................................................       17,065      169,807      (152,742)
Putnam VT Global Equity Fund...............................................................       19,690      351,283      (331,593)
Putnam VT Growth and Income Fund...........................................................       90,519    1,100,742    (1,010,223)
Putnam VT Growth Opportunities Fund........................................................      108,688      204,491       (95,803)
Putnam VT Global Health Care Fund..........................................................       99,611      174,865       (75,254)
Putnam VT High Yield Fund..................................................................       38,868      280,878      (242,010)
Putnam VT Income Fund......................................................................       73,025      509,117      (436,092)
Putnam VT International Value Fund.........................................................       35,056      194,180      (159,124)


--------------------------------------------------------------------------------
                                    SA-28

--------------------------------------------------------------------------------



                                                                                                 UNITS        UNITS     NET INCREASE
SUB-ACCOUNT                                                                                     ISSUED      REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------   ----------   ----------   ------------
Putnam VT International Equity Fund........................................................       47,101      306,236      (259,135)
Putnam VT International Growth Fund........................................................       18,065      137,640      (119,575)
Putnam VT Investors Fund...................................................................       63,746      695,080      (631,334)
Putnam VT Money Market Fund................................................................    6,506,248    8,625,523    (2,119,275)
Putnam VT Multi-Cap Growth Fund............................................................       78,564      818,564      (740,000)
Putnam VT Research Fund....................................................................       46,699      165,193      (118,494)
Putnam VT Small Cap Value Fund.............................................................       60,860      232,645      (171,785)
Putnam VT George Putnam Balanced Fund......................................................       83,532      386,317      (302,785)
Putnam VT Global Utilities Fund............................................................       39,021      270,787      (231,766)
Putnam VT Voyager Fund.....................................................................       44,815      536,343      (491,528)
Putnam VT Capital Opportunities Fund.......................................................       16,163       70,483       (54,320)
Putnam VT Equity Income Fund...............................................................       86,763      482,360      (395,597)
Clearbridge Variable Equity Income Portfolio...............................................           --        1,626        (1,626)
Clearbridge Variable All Cap Value Portfolio*..............................................            2       18,926       (18,924)
Western Asset Variable Global High Yield Bond Portfolio....................................          411        9,187        (8,776)
Clearbridge Variable Large Cap Value Portfolio*............................................      112,772          746       112,026


    * See Note 1 for additional information related to this Sub-Account.

     The changes in units outstanding for the period ended December 31, 2013 were as follows:


                                                                                                 UNITS        UNITS     NET INCREASE
SUB-ACCOUNT                                                                                     ISSUED      REDEEMED     (DECREASE)
-------------------------------------------------------------------------------------------   ----------  ------------  ------------
Putnam VT Multi-Cap Value Fund.............................................................       73,006        98,389      (25,383)
Putnam VT American Government Income Fund..................................................       83,335       465,111     (381,776)
Putnam VT Diversified Income Fund..........................................................       88,029       458,021     (369,992)
Putnam VT Global Asset Allocation Fund.....................................................       46,582       246,131     (199,549)
Putnam VT Global Equity Fund...............................................................       39,882       378,017     (338,135)
Putnam VT Growth and Income Fund...........................................................       60,788     1,205,697   (1,144,909)
Putnam VT Growth Opportunities Fund........................................................      173,268       215,916      (42,648)
Putnam VT Global Health Care Fund..........................................................       83,653       196,127     (112,474)
Putnam VT High Yield Fund..................................................................       97,983       314,304     (216,321)
Putnam VT Income Fund......................................................................      132,858       535,767     (402,909)
Putnam VT International Value Fund.........................................................       31,164       279,592     (248,428)
Putnam VT International Equity Fund........................................................       56,213       428,284     (372,071)
Putnam VT International Growth Fund........................................................       23,439       199,608     (176,169)
Putnam VT Investors Fund...................................................................       91,275       739,688     (648,413)
Putnam VT Money Market Fund................................................................    8,599,871    14,627,102   (6,027,231)
Putnam VT Multi-Cap Growth Fund............................................................       66,649       931,047     (864,398)
Putnam VT Research Fund....................................................................       32,432       173,648     (141,216)
Putnam VT Small Cap Value Fund.............................................................       83,998       222,212     (138,214)
Putnam VT George Putnam Balanced Fund......................................................       86,680       400,605     (313,925)
Putnam VT Global Utilities Fund............................................................       19,328       301,431     (282,103)
Putnam VT Voyager Fund.....................................................................       47,524       623,351     (575,827)
Putnam VT Capital Opportunities Fund.......................................................       51,747       101,123      (49,376)
Putnam VT Equity Income Fund...............................................................       84,038       489,090     (405,052)
Clearbridge Variable Equity Income Portfolio...............................................           --           992         (992)
Clearbridge Variable All Cap Value Portfolio...............................................            2         6,273       (6,271)
Western Asset Variable Global High Yield Bond Portfolio....................................          306         2,750       (2,444)
Clearbridge Variable Large Cap Value Portfolio.............................................           --        12,633      (12,633)




--------------------------------------------------------------------------------
                                    SA-29

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------



6.   FINANCIAL HIGHLIGHTS:

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                                    INVESTMENT
                                      UNIT                                     EXPENSE                INCOME
                                   FAIR VALUE                              RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT     UNITS #        LOWEST TO HIGHEST #         NET ASSETS         HIGHEST*               HIGHEST**
------------  ----------  -----------------------------  -------------  --------------------  ----------------------
PUTNAM VT MULTI-CAP VALUE FUND
    2014         551,883  $ 25.356138  to   $ 30.907867  $  16,085,098  0.95%    to   2.40%    0.68%    to    0.90%
    2013         618,398    23.333035  to     28.089581     16,461,923  0.95%    to   2.45%    1.17%    to    1.38%
    2012         643,781    16.830544  to     19.910198     12,204,126  0.95%    to   2.45%    0.38%    to    0.65%
    2011         733,627    14.835977  to     17.252929     12,104,846  0.95%    to   2.45%    0.27%    to    0.60%
    2010         874,759    16.024881  to     17.972516     15,399,667  0.95%    to   2.45%    0.28%    to    0.28%

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND
    2014       1,270,382    13.375276  to     19.895959     23,467,336  0.95%    to   2.35%    4.15%    to    4.20%
    2013       1,471,036    13.104782  to     19.222599     26,344,092  0.95%    to   2.35%    1.59%    to    1.92%
    2012       1,852,812    13.442039  to     19.443176     33,784,784  0.95%    to   2.35%    2.70%    to    2.88%
    2011       2,223,862    14.889167  to     19.213110     40,294,966  0.95%    to   2.45%    3.61%    to    3.90%
    2010       2,512,115    12.767050  to     18.112993     43,075,479  0.95%    to   2.55%    7.63%    to    7.83%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014       2,087,505    16.496181  to     30.462695     49,592,628  0.40%    to   2.50%    8.00%    to    8.04%
    2013       2,479,775    16.855231  to     30.378205     59,156,304  0.40%    to   2.50%    3.24%    to    3.38%
    2012       2,849,767    16.029468  to     28.219769     63,845,067  0.40%    to   2.50%    5.67%    to    5.71%
    2011       3,253,813    14.736733  to     25.340302     66,083,749  0.40%    to   2.50%     --      to    9.79%
    2010       3,893,697    15.658915  to     26.235406     82,695,104  0.40%    to   2.45%   13.88%    to   13.94%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014       1,135,412    20.857346  to     40.903367     59,391,843  0.40%    to   2.40%    2.30%    to    2.58%
    2013       1,288,154    13.602190  to     37.431203     62,228,335  0.40%    to   2.45%    1.82%    to    2.06%
    2012       1,487,703    11.665492  to     31.375630     60,467,585  0.40%    to   2.45%    0.72%    to    0.98%
    2011       1,705,874    10.468356  to     27.512274     61,207,045  0.40%    to   2.45%    3.55%    to    4.57%
    2010       1,989,734    10.773240  to     27.672495     72,056,180  0.40%    to   2.45%    5.51%    to    5.70%

PUTNAM VT GLOBAL EQUITY FUND
    2014       2,382,177    19.920950  to     31.884567     78,282,555  0.40%    to   2.40%    0.37%    to    0.60%
    2013       2,713,770    20.109421  to     31.456645     88,701,208  0.40%    to   2.40%     --      to    1.66%
    2012       3,051,905     6.976192  to     23.876948     76,410,574  0.40%    to   2.35%    1.65%    to    1.87%
    2011       3,498,388     5.942769  to     19.885910     73,598,628  0.40%    to   2.35%    1.96%    to    2.14%
    2010       3,950,415     6.401233  to     20.967348     88,279,532  0.40%    to   2.35%    2.22%    to    2.37%

PUTNAM VT GROWTH AND INCOME FUND
    2014       6,671,912    22.296906  to     49.095146    513,400,534  0.40%    to   2.55%     --      to    1.53%
    2013       7,682,135    13.403387  to     44.392184    541,146,954  0.40%    to   2.50%    1.62%    to    1.82%
    2012       8,827,044    10.128799  to     32.768473    463,335,171  0.40%    to   2.50%    1.68%    to    1.94%
    2011      10,265,303     8.716930  to     27.546757    457,168,199  0.40%    to   2.50%    1.46%    to    1.49%
    2010      11,810,718     9.372839  to     28.942304    557,995,465  0.40%    to   2.50%    1.57%    to    1.73%

PUTNAM VT GROWTH OPPORTUNITIES FUND
    2014         958,640     9.009810  to     25.698282      8,000,706  0.95%    to   2.55%     --      to    0.44%
    2013       1,054,443     6.577630  to      7.967830      7,805,961  0.95%    to   2.45%    0.48%    to    0.70%
    2012       1,097,091     4.951330  to      5.890821      6,021,488  0.95%    to   2.45%    0.08%    to    0.34%
    2011       1,149,041     4.315968  to      5.046286      5,404,951  0.95%    to   2.45%    0.16%    to    0.40%
    2010       1,236,348     4.613415  to      5.298840      6,120,433  0.95%    to   2.45%    0.40%    to    0.40%




                   TOTAL RETURN
                  RATIO LOWEST TO
SUB-ACCOUNT         HIGHEST***
------------  -----------------------
PUTNAM VT MULTI-CAP VALUE FUND
    2014       8.13%    to   10.03%
    2013      38.64%    to   41.08%
    2012      13.44%    to   15.40%
    2011      (7.42)%   to   (5.77)%
    2010      21.06%    to   22.89%

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND
    2014       2.06%    to    3.50%
    2013      (2.51)%   to   (1.13)%
    2012      (0.21)%   to    1.20%
    2011       4.21%    to    6.07%
    2010       2.51%    to    4.35%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014      (2.13)%   to    0.28%
    2013       5.15%    to    7.65%
    2012       8.77%    to   11.36%
    2011      (5.56)%   to   (3.41)%
    2010       9.95%    to   12.57%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014       6.83%    to    9.28%
    2013      16.60%    to   19.30%
    2012      11.44%    to   14.04%
    2011      (2.83)%   to   (0.58)%
    2010      11.92%    to   14.56%

PUTNAM VT GLOBAL EQUITY FUND
    2014      (0.94)%   to    1.36%
    2013      28.85%    to   31.74%
    2012      17.39%    to   20.07%
    2011      (7.16)%   to   (5.16)%
    2010       7.29%    to    9.78%

PUTNAM VT GROWTH AND INCOME FUND
    2014       7.94%    to   10.59%
    2013      32.33%    to   35.47%
    2012      16.20%    to   18.96%
    2011      (7.00)%   to   (4.82)%
    2010      11.56%    to   14.26%

PUTNAM VT GROWTH OPPORTUNITIES FUND
    2014      11.05%    to   13.08%
    2013      32.85%    to   35.26%
    2012      14.72%    to   16.74%
    2011      (6.45)%   to   (4.77)%
    2010      14.48%    to   16.46%




--------------------------------------------------------------------------------
                                    SA-30

--------------------------------------------------------------------------------


                                                                                                    INVESTMENT
                                      UNIT                                     EXPENSE                INCOME
                                   FAIR VALUE                              RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT     UNITS #        LOWEST TO HIGHEST #         NET ASSETS         HIGHEST*               HIGHEST**
------------  ----------  -----------------------------  -------------  --------------------  ----------------------
PUTNAM VT GLOBAL HEALTH CARE FUND
    2014       1,138,920  $ 25.737071  to   $ 29.669090  $  29,748,063  0.95%    to   2.55%     --      to    0.43%
    2013       1,214,174    12.928451  to     23.407272     25,130,385  0.95%    to   2.45%    1.11%    to    1.25%
    2012       1,326,648     9.352319  to     16.643604     19,611,513  0.95%    to   2.45%    1.30%    to    1.50%
    2011       1,530,393     7.838643  to     13.708392     18,694,458  0.95%    to   2.45%    0.83%    to    1.26%
    2010       1,756,504     8.128950  to     13.963974     21,927,290  0.95%    to   2.45%    1.74%    to    1.91%

PUTNAM VT HIGH YIELD FUND
    2014       1,060,663    18.775392  to     36.607375     53,686,463  0.40%    to   2.45%    6.07%    to    6.12%
    2013       1,302,673    18.945831  to     36.064247     65,742,168  0.40%    to   2.45%    6.82%    to    6.91%
    2012       1,518,994    18.001669  to     33.494743     72,469,787  0.40%    to   2.45%    7.61%    to    7.61%
    2011       1,710,698    15.902174  to     28.905320     70,967,023  0.40%    to   2.45%    7.65%    to    7.80%
    2010       2,020,183    16.015700  to     28.494859     83,394,259  0.40%    to   2.45%    7.41%    to    7.46%

PUTNAM VT INCOME FUND
    2014       2,407,646    16.014594  to     32.279644     92,447,573  0.40%    to   2.50%    6.16%    to    6.18%
    2013       2,843,738    15.424142  to     30.380164    103,213,773  0.40%    to   2.50%    3.87%    to    3.97%
    2012       3,246,647    15.524086  to     29.865523    118,270,826  0.40%    to   2.50%    5.12%    to    5.15%
    2011       3,643,251    14.372818  to     26.998146    120,906,390  0.40%    to   2.50%     --      to    8.70%
    2010       4,188,330    14.084022  to     25.777017    133,923,109  0.40%    to   2.45%   10.86%    to   11.33%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014       1,127,750    11.594902  to     24.213938     22,140,714  0.40%    to   2.45%    1.30%    to    1.50%
    2013       1,286,874    13.128259  to     26.801633     28,348,504  0.40%    to   2.45%    2.49%    to    2.71%
    2012       1,535,302    11.008494  to     21.942616     27,928,337  0.40%    to   2.45%    3.20%    to    3.29%
    2011       1,836,709     9.269573  to     18.087276     27,767,870  0.40%    to   2.45%    2.60%    to    2.78%
    2010       2,208,006    11.018369  to     20.997945     39,019,365  0.40%    to   2.45%    3.14%    to    3.46%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014       1,716,727    10.380967  to     23.055188     35,857,308  0.95%    to   2.45%    0.92%    to    1.02%
    2013       1,975,862    16.558681  to     24.967460     44,310,348  0.95%    to   2.75%    1.41%    to    1.62%
    2012       2,347,933    12.837384  to     19.681103     41,276,643  0.95%    to   2.75%     --      to    2.39%
    2011       2,781,958     7.645044  to     16.297177     40,373,241  0.95%    to   2.50%    3.97%    to    4.49%
    2010       3,247,667     9.437037  to     12.853502     57,293,253  0.95%    to   2.50%    3.38%    to    3.50%

PUTNAM VT INTERNATIONAL GROWTH FUND
    2014         808,666    10.159337  to     22.210371     14,477,273  0.40%    to   2.50%    0.06%    to    0.31%
    2013         928,241    11.098770  to     23.697653     17,943,713  0.40%    to   2.50%    1.03%    to    1.26%
    2012       1,104,410     9.299473  to     19.391493     17,570,453  0.40%    to   2.50%    1.42%    to    1.72%
    2011       1,362,852     7.879477  to     16.058862     18,235,159  0.40%    to   2.50%    2.35%    to    3.87%
    2010       1,537,788     9.840756  to     19.578217     25,125,494  0.40%    to   2.50%    2.84%    to    3.10%

PUTNAM VT INVESTORS FUND
    2014       2,894,173    15.945272  to     23.423847     44,064,162  0.95%    to   2.55%     --      to    1.15%
    2013       3,525,507     8.954339  to     14.131373     47,401,468  0.95%    to   2.45%    1.48%    to    1.66%
    2012       4,173,920     6.791010  to     10.557859     41,901,791  0.95%    to   2.45%    1.30%    to    1.53%
    2011       4,805,800     5.956840  to      9.123193     41,727,712  0.95%    to   2.45%    1.16%    to    1.34%
    2010       5,609,898     6.102093  to      8.117615     49,182,617  0.95%    to   2.45%    1.23%    to    1.60%

PUTNAM VT MONEY MARKET FUND
    2014      20,969,059     0.883771  to      1.610527     35,127,011  0.40%    to   2.45%     --      to      --
    2013      23,088,334     0.905585  to      1.616785     39,218,090  0.40%    to   2.45%     --      to      --
    2012      29,115,565     0.927970  to      1.623046     48,910,381  0.40%    to   2.45%     --      to    0.01%
    2011      35,747,746     0.950883  to      1.629325     60,719,455  0.40%    to   2.45%     --      to    0.01%
    2010      39,849,063     0.974377  to      1.635589     68,511,744  0.40%    to   2.45%    0.04%    to    0.04%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND
    2014       24.43%    to    26.75%
    2013       38.24%    to    40.64%
    2012       19.31%    to    21.41%
    2011       (3.57)%   to    (1.83)%
    2010       (0.01)%   to     1.71%

PUTNAM VT HIGH YIELD FUND
    2014       (0.90)%   to     1.51%
    2013        5.24%    to     7.67%
    2012       13.20%    to    15.88%
    2011       (0.71)%   to     1.44%
    2010       11.28%    to    14.08%

PUTNAM VT INCOME FUND
    2014        3.83%    to     6.25%
    2013       (0.64)%   to     1.72%
    2012        8.01%    to    10.62%
    2011        2.41%    to     4.74%
    2010        7.21%    to     9.78%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014      (11.68)%   to    (9.65)%
    2013       19.26%    to    22.14%
    2012       18.76%    to    21.32%
    2011      (15.87)%   to   (13.86)%
    2010        4.53%    to     6.99%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014       (9.03)%   to    (7.66)%
    2013       24.60%    to    26.86%
    2012       18.61%    to    21.06%
    2011      (18.99)%   to   (17.50)%
    2010        7.31%    to     9.23%

PUTNAM VT INTERNATIONAL GROWTH FUND
    2014       (8.46)%   to    (6.28)%
    2013       19.35%    to    22.21%
    2012       18.02%    to    20.76%
    2011      (19.93)%   to   (17.98)%
    2010        9.44%    to    12.04%

PUTNAM VT INVESTORS FUND
    2014       11.05%    to    12.84%
    2013       31.86%    to    33.85%
    2012       14.00%    to    15.73%
    2011       (2.38)%   to    (0.66)%
    2010       11.16%    to    13.16%

PUTNAM VT MONEY MARKET FUND
    2014       (2.41)%   to    (0.39)%
    2013       (2.41)%   to    (0.39)%
    2012       (2.41)%   to    (0.39)%
    2011       (2.41)%   to    (0.38)%
    2010       (2.38)%   to    (0.36)%


--------------------------------------------------------------------------------
                                    SA-31

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                    INVESTMENT
                                      UNIT                                     EXPENSE                INCOME
                                   FAIR VALUE                              RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT     UNITS #        LOWEST TO HIGHEST #         NET ASSETS         HIGHEST*               HIGHEST**
------------  ----------  -----------------------------  -------------  --------------------  ---------------------
PUTNAM VT MULTI-CAP GROWTH FUND
    2014       5,050,434  $  8.254564  to   $ 50.778674  $ 178,481,736  0.40%    to   2.45%    0.31%    to   0.50%
    2013       5,790,434    21.579536  to     44.798951    182,593,663  0.40%    to   2.75%    0.49%    to   0.72%
    2012       6,654,832    16.256879  to     32.892235    154,727,415  0.40%    to   2.75%     --      to   0.49%
    2011       7,627,874     4.894171  to     28.204713    153,296,006  0.40%    to   2.50%    0.25%    to   0.39%
    2010       8,782,492     5.286912  to     29.769992    186,856,433  0.40%    to   2.50%    0.57%    to   0.57%

PUTNAM VT RESEARCH FUND
    2014         622,507    17.651802  to     24.028617     12,880,905  0.95%    to   2.55%     --      to   1.02%
    2013         741,001    10.766441  to     19.599689     13,524,775  0.95%    to   2.45%    1.12%    to   1.32%
    2012         882,217     8.273219  to     14.836863     12,282,389  0.95%    to   2.45%    1.16%    to   1.27%
    2011         986,343     7.189981  to     12.702366     11,685,411  0.95%    to   2.45%    0.80%    to   1.05%
    2010       1,136,480     7.499501  to     10.219184     13,825,174  0.95%    to   2.45%    1.02%    to   1.24%

PUTNAM VT SMALL CAP VALUE FUND
    2014         918,273    24.303201  to     39.412905     31,487,817  0.95%    to   2.75%     --      to   0.75%
    2013       1,090,058    25.953057  to     38.390244     36,675,950  0.95%    to   2.50%    0.83%    to   1.18%
    2012       1,228,272    19.060292  to     27.683408     29,954,330  0.95%    to   2.50%    0.44%    to   0.70%
    2011       1,435,444    16.633770  to     23.725662     30,146,509  0.95%    to   2.50%    0.48%    to   0.74%
    2010       1,658,233    17.901406  to     25.334618     37,029,580  0.40%    to   2.50%    0.30%    to   0.50%

PUTNAM VT GEORGE PUTNAM BALANCED FUND
    2014       2,007,842    12.837342  to     17.093406     31,590,399  0.95%    to   2.50%    1.55%    to   1.77%
    2013       2,310,627    11.892467  to     15.556560     33,265,150  0.95%    to   2.50%    1.73%    to   1.91%
    2012       2,624,552    10.325131  to     13.257464     32,346,396  0.95%    to   2.50%    1.98%    to   2.16%
    2011       2,901,273     9.407235  to     11.867897     32,160,146  0.95%    to   2.50%     --      to   2.32%
    2010       3,307,487     9.418537  to     11.646114     36,141,303  0.95%    to   2.45%    5.10%    to   5.24%

PUTNAM VT GLOBAL UTILITIES FUND
    2014       1,413,271    12.202093  to     36.833703     45,090,525  0.40%    to   2.75%     --      to   2.94%
    2013       1,645,037    11.143303  to     32.190150     46,316,247  0.40%    to   2.40%    2.41%    to   2.66%
    2012       1,927,140     8.813569  to     28.344214     48,243,083  0.40%    to   2.35%    3.62%    to   3.89%
    2011       2,252,142     8.590225  to     27.013178     54,273,155  0.40%    to   2.35%    3.55%    to   3.81%
    2010       2,653,122     9.297341  to     28.606343     68,301,250  0.40%    to   2.35%    3.96%    to   4.19%

PUTNAM VT VOYAGER FUND
    2014       3,644,432    10.479165  to     57.288597    329,332,158  0.40%    to   2.50%    0.73%    to   0.94%
    2013       4,135,960     9.792528  to     52.293331    341,678,234  0.40%    to   2.50%    0.77%    to   1.00%
    2012       4,711,787     6.985707  to     36.436152    273,760,687  0.40%    to   2.50%    0.33%    to   0.38%
    2011       5,497,130     6.270337  to     31.947825    279,645,051  0.40%    to   2.50%     --      to   0.28%
    2010       6,224,748     7.826192  to     38.945610    390,492,710  0.40%    to   2.50%    1.42%    to   1.44%

PUTNAM VT CAPITAL OPPORTUNITIES FUND
    2014         295,231    26.295426  to     30.716496      8,548,116  0.95%    to   2.75%     --      to   0.40%
    2013         349,551    23.837651  to     28.897173      9,572,188  0.95%    to   2.50%    0.55%    to   0.75%
    2012         398,927    18.225867  to     21.707790      8,249,002  0.95%    to   2.50%    0.38%    to   0.63%
    2011         451,271    16.339458  to     19.107999      8,255,013  0.95%    to   2.50%     --      to   0.37%
    2010         474,913    17.905836  to     20.081865      9,365,017  0.95%    to   2.45%    0.27%    to   0.27%

PUTNAM VT EQUITY INCOME FUND
    2014       2,554,397    23.015823  to     29.041762     69,902,325  0.95%    to   2.75%     --      to   1.90%
    2013       2,949,994    21.437792  to     25.953990     72,516,250  0.95%    to   2.50%    1.91%    to   2.33%
    2012       3,355,046    16.599408  to     19.741335     63,042,606  0.95%    to   2.50%    2.23%    to   2.71%
    2011       3,868,706    14.265521  to     16.660867     61,630,964  0.95%    to   2.50%    1.79%    to   3.04%
    2010       4,442,509    14.351181  to     14.958656     70,338,086  0.40%    to   2.50%    1.91%    to   2.09%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
PUTNAM VT MULTI-CAP GROWTH FUND
    2014       10.74%    to    13.35%
    2013       32.74%    to    36.20%
    2012       13.59%    to    16.62%
    2011       (7.43)%   to    (5.26)%
    2010       16.61%    to    19.39%

PUTNAM VT RESEARCH FUND
    2014       11.97%    to    14.08%
    2013       30.14%    to    32.10%
    2012       15.07%    to    16.80%
    2011       (4.13)%   to    (2.35)%
    2010       13.56%    to    15.51%

PUTNAM VT SMALL CAP VALUE FUND
    2014        0.63%    to     2.66%
    2013       36.16%    to    38.68%
    2012       14.59%    to    16.68%
    2011       (7.08)%   to    (5.44)%
    2010       22.88%    to    25.80%

PUTNAM VT GEORGE PUTNAM BALANCED FUND
    2014        7.95%    to     9.88%
    2013       15.18%    to    17.34%
    2012        9.76%    to    11.71%
    2011        0.23%    to     1.90%
    2010        8.15%    to    10.15%

PUTNAM VT GLOBAL UTILITIES FUND
    2014       11.47%    to    14.43%
    2013       11.12%    to    13.57%
    2012        2.60%    to     4.93%
    2011       (7.61)%   to    (5.57)%
    2010       (0.53)%   to     1.70%

PUTNAM VT VOYAGER FUND
    2014        7.01%    to     9.55%
    2013       40.18%    to    43.52%
    2012       11.41%    to    14.05%
    2011      (19.88)%   to   (17.97)%
    2010       17.82%    to    20.59%

PUTNAM VT CAPITAL OPPORTUNITIES FUND
    2014        4.14%    to     6.30%
    2013       30.79%    to    33.12%
    2012       11.55%    to    13.61%
    2011       (8.43)%   to    (6.77)%
    2010       26.41%    to    28.31%

PUTNAM VT EQUITY INCOME FUND
    2014        9.60%    to    11.90%
    2013       29.15%    to    31.47%
    2012       16.36%    to    18.49%
    2011       (0.60)%   to     1.11%
    2010        9.83%    to    12.38%


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                                    SA-32

--------------------------------------------------------------------------------


                                                                                                    INVESTMENT
                                      UNIT                                     EXPENSE                INCOME
                                   FAIR VALUE                              RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT     UNITS #        LOWEST TO HIGHEST #         NET ASSETS         HIGHEST*               HIGHEST**
------------  ----------  -----------------------------  -------------  --------------------  ---------------------
CLEARBRIDGE VARIABLE EQUITY INCOME PORTFOLIO
    2014             169  $ 14.360146  to   $ 14.360146  $       2,429  1.40%    to   1.40%    0.66%    to   0.66%
    2013           1,795    12.817744  to     12.817744         23,005  1.40%    to   1.40%    1.64%    to   1.64%
    2012           2,787    10.233470  to     10.320951         28,752  1.40%    to   1.55%    2.82%    to   3.01%
    2011           4,239     9.100496  to      9.164549         38,835  1.40%    to   1.55%    3.32%    to   3.96%
    2010           3,260     8.566273  to      8.613643         28,067  1.40%    to   1.55%    4.04%    to   4.06%

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO
    2014           8,983     2.276448  to      2.276448         20,448  1.40%    to   1.40%    6.03%    to   6.03%
    2013          17,759     2.335447  to      2.335447         41,476  1.40%    to   1.40%    5.93%    to   5.93%
    2012          20,203     2.228629  to      2.228629         45,026  1.40%    to   1.40%    5.77%    to   5.77%
    2011          38,711     1.909972  to      1.909972         73,936  1.40%    to   1.40%    6.09%    to   6.09%
    2010          39,928     1.904292  to      1.904292         76,036  1.40%    to   1.40%    9.65%    to   9.65%

CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO+
    2014         145,499     2.135987  to      2.135987        310,785  1.40%    to   1.40%    6.43%    to   6.43%
    2013          33,473     1.939051  to      1.939051         64,905  1.40%    to   1.40%    1.57%    to   1.57%
    2012          46,106     1.456722  to      1.485506         68,435  1.40%    to   1.55%    1.65%    to   2.34%
    2011         101,999     1.269877  to      1.293026        131,842  1.40%    to   1.55%    1.61%    to   2.27%
    2010         152,097     1.228844  to      1.249379        189,987  1.40%    to   1.55%    2.78%    to   3.00%


                   TOTAL RETURN
                  RATIO LOWEST TO
SUB-ACCOUNT         HIGHEST***
------------  -----------------------
CLEARBRIDGE VARIABLE EQUITY INCOME PORTFOLIO
    2014      12.03%    to   12.03%
    2013      24.19%    to   24.19%
    2012      12.45%    to   12.62%
    2011       6.24%    to    6.40%
    2010      10.54%    to   10.70%

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO
    2014      (2.53)%   to   (2.53)%
    2013       4.79%    to    4.79%
    2012      16.68%    to   16.68%
    2011       0.30%    to    0.30%
    2010      13.32%    to   13.32%

CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO+
    2014      10.16%    to   10.16%
    2013      30.53%    to   30.53%
    2012      14.71%    to   14.89%
    2011       3.34%    to    3.49%
    2010       7.78%    to    7.94%


    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
    +  See Note 1 for additional information related to this Sub-Account.



--------------------------------------------------------------------------------
                                    SA-33

SEPARATE ACCOUNT TEN


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
--------------------------------------------------------------------------------


RIDERS:

     The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

     -  MAV/EPB Death Benefit Charge maximum of 0.30%
     -  The Hartford's Principal First Charge maximum of 0.75%
     -  The Hartford's Principal First Preferred Charge maximum of 0.20%
     -  Optional Death Benefit Charge maximum of 0.15%
     -  Earnings Protection Benefit Charge maximum of 0.20%

     These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7.   SUBSEQUENT EVENTS:

     Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 20, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



--------------------------------------------------------------------------------
                                    SA-34